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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 1, 2001

                          COMMISSION FILE NUMBER 1-9838

                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


                  KENTUCKY                          61-0985936
        (State or other jurisdiction of           (I.R.S. Employer
         incorporation or organization)           Identification No.)


                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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ITEM:  7 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             99.1  March 1, 2001 Press Release

ITEM:  9 REGULATION FD DISCLOSURE

         On March 1, 2001, NS Group, Inc. issued a news release announcing that its subsidiaries, Newport Steel and Koppel Steel, will initiate discussions with the United Steelworkers of America (USWA) regarding operations at its Wilder, Kentucky and Koppel, Pennsylvania facilities. The press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NS GROUP, INC.

Date:  March 1, 2001                         By:  /s/ Thomas J. Depenbrock
                                                  -----------------------------
                                                  Thomas J. Depenbrock
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

No.                        Exhibit
---                        -------

99.1                       March 1, 2001 Press Release